EXHIBIT 10.1

FORM OF WAIVER AGREEMENT

THIS WAIVER AGREEMENT (this “Agreement”) is entered into as of April 18, 2007 by and among BlastGard International, Inc., a Colorado corporation (the “Company”), and each of the other parties set forth on the signature page hereto (each such party, a “Holder” and, collectively, the “Holders”).

Preliminary Statement:

A.

The Company and the Holders entered into the Securities Purchase Agreement, dated as of June 22, 2006 (the “Purchase Agreement”), pursuant to which the Company issued and sold to the Holders an aggregate of $1,200,000 of the Company’s 8% Convertible Secured Debentures due June 22, 2008 (the “Debentures”) and the Company’s Series C Common Stock Purchase Warrants, Series D Common Stock Purchase Warrants, Series E Common Stock Purchase Warrants and Series F Common Stock Purchase Warrants (collectively, the “Warrants”).  Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

B.

The Company and the Holders entered into a Registration Rights Agreement, dated as of June 22, 2006 (the “Registration Rights Agreement”).

C.

The Company is indebted to each Holder in the principal amount of $600,000 as of the date hereof, plus accrued and unpaid interest. The Company is in need of financing and a condition of such financing is the waiver of Sections 4.13 and 4.14 of the Purchase Agreement.

D.

The Company has arranged for up to $6,000,000 of financing from the sale of shares of Common Stock and warrants through D & D Securities, Inc. which transaction shall be consummated on or before May 25, 2007 (the “Proposed Financing”).

NOW THEREFORE, the Company and each Holder, in consideration of the mutual covenants contained in this Agreement, do hereby agree as follows:

1.

Limited Waiver.  Subject to the terms and conditions hereunder, each Holder agrees to waive, solely in connection with the Proposed Financing, its right of participation set forth in Section 4.13 of the Purchase Agreement and the limitations on other financings set forth in Section 4.14 (collectively, the “Waivers”).  In consideration of the Waivers, the Company shall issue to each Holder 75,000 shares of Common Stock, subject to adjustment for reverse and forward stock splits and the like (the “Shares”) and each containing the legend substantially as set forth in Section 4.1 of the Purchase Agreement.  The rights and obligations of the Holders and of the Company with respect to the Shares shall be identical in all respects to the rights and obligations of the Holders and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement.  The Purchase Agreement is hereby amended so that the term the term “Underlying Shares” includes the Shares.  Additionally, the Registration Rights Agreement entered into in connection with the Purchase Agreement is hereby amended so that the term “Registrable Securities” includes in the calculation thereof the Shares; provided, however, each Holder’s registration rights shall be limited to piggyback registration rights as set forth in Section 6(e) of the Registration Rights Agreement.

2.

Permanent Waiver.  Upon receipt by the Holders of, in the aggregate, $1,200,000 on or before May 25, 2007 for the repayment in full of the Debentures, which prepayment shall be expressly permitted by the Holders without penalty (except as set forth herein) or transfer in full of all of the Debentures through a third party (“Full Payment”), each Holder agrees to waive, permanently and forever, its right of first refusal contained in Section 4.13 and any other restrictions on the Company’s right to undertaken other financings under the Purchase Agreement.

3.

Company Representations and Warranties.  The Company hereby makes to each Holder the following representations and warranties as of the date hereof:

a.)

Authorization; Enforcement.

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and under the other agreements and documents executed in connection herewith.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and under the other transaction documents have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.)

No Conflicts.

The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), as such could not have or reasonably be expected to result in a material adverse effect.

c.)

Issuance of the Shares.

The Share are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

d.)

Private Placement.

No registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Holders as contemplated hereby.

4.

Each Holder, for itself and for no other Holder, hereby represents and warrants as of the date hereof to the Company as follows:

a.)

Authority.

The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder. This Agreement has been duly executed by such Holder, and, when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.

Press Release.  The Company shall, on or before 9:30 a.m. (New York City time) within four trading days of the date hereof, issue a current Report on Form 8-K, reasonably acceptable to the Holders, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto.  The Company shall consult with the Holders in issuing any other press releases with respect to the transactions contemplated hereby.

6.

Effectiveness of Agreement.  The foregoing consents, waivers, and agreements of the Holders shall not be effective unless and until all Holders shall have agreed to the terms and conditions hereunder. In addition, the consents, waivers and agreements of the Holders set forth herein shall be null and void in the event that the Shares are not received by each Holder pursuant to the terms hereof on or before May 25, 2007.  Except as expressly set forth in paragraph 6 above, and as otherwise expressly set forth herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents.  Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

7.

RELEASE.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES EACH HOLDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE “BENEFITED PARTIES”) FROM ALL CLAIMS (AS DEFINED BELOW) FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF.  AS USED IN THIS AGREEMENT, THE TERM “CLAIMS” MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, WHICH THE COMPANY, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES, MAY HAVE AS OF THE DATE HEREOF, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE ON INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT NONE OF THE BENEFITED PARTIES HAS FIDUCIARY OR SIMILAR OBLIGATIONS TO THE COMPANY OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF THE COMPANY AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR.  THIS RELEASE IS ACCEPTED BY HOLDERS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY HOLDERS OR ANY OTHER BENEFITED PARTY.

THE COMPANY (FOR ITSELF AND ITS AFFILIATES) ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO, AND THE TRANSACTION DOCUMENTS CONTAIN PROVISIONS WHICH, RELEASE HOLDERS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS HOLDERS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF HOLDERS.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT THE COMPANY AND ITS AFFILIATES HAVE FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

8.

Reimbursement.  The Company has agreed to reimburse Bushido the sum of $5,000, for its out-of-pocket legal fees and expenses, none of which has been paid prior to the date hereof.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Shares.

9.

Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder.

10.

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

11.

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights under this Agreement to a third party without the prior written consent of all of the Holders. The Holders may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement, subject to its obligations hereunder.

12.

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

13.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

14.

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15.

Headings.  The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

16.

Holder Obligations.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, but not limited to, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

REMAINDER INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each party has executed this Agreement as of the date first written above.

BLASTGARD INTERNATIONAL, INC.
By: /s/ Michael J. Gordon
Michael J. Gordon, Chief Financial Officer and Vice President of Administration

[SIGNATURE PAGE OF HOLDER TO BLGA AGREEMENT]

Name of Holder: Bushido Capital Master Fund LP

Signature of Authorized Signatory of Holder: /s/ Ronald S. Dagar

Name of Authorized Signatory: Ronald S. Dagar

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDER TO BLGA AGREEMENT]

Name of Holder:  Pierce Diversified Strategy Master Fund LLC Series BUS

Signature of Authorized Signatory of Holder: /s/ Yvonne Morabito

Name of Authorized Signatory:  Yvonne Morabito

Title of Authorized Signatory:  Director